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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ---------------

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                               ---------------

     Date of Report (Date of earliest event reported): September 30, 1998



                           RICHEY ELECTRONICS, INC.
            (Exact name of registrant as specified in its charter)



            DELAWARE                    0-9788                33-0594451
  (State or Other Jurisdiction       (Commission           (I.R.S. Employer
        of Incorporation)            File Number)         Identification No.)

        7441 LINCOLN WAY                                      92842-3120
    GARDEN GROVE, CALIFORNIA                                  (Zip Code)
      (Address of Principal
       Executive Offices)


      Registrant's telephone number, including area code: (714) 898-8288

                                  No Change
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        (Former name or former address, if changed since last report)


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Item 5.        OTHER EVENTS.


          On September 30, 1998, Richey Electronics, Inc., a Delaware corporation ("Richey"), signed an Agreement and Plan of Merger, dated as of September 30, 1998 (the "Agreement"), by and among Arrow Electronics, Inc., a New York corporation ("Arrow"), Lear Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Arrow ("Acquisition Corp."), and Richey. The Agreement provides for the merger of Acquisition Corp. with and into Richey and for Richey to become a wholly owned subsidiary of Arrow after the merger.

          Pursuant to the Agreement, the stockholders of Richey will receive $10.50 in cash for each share of Richey common stock, par value $.001 per share ("Richey Common Stock") outstanding, as consideration for the merger. The Agreement is filed as Exhibit 2.1 hereto.

          The merger consideration was determined based upon arms-length negotiations between Richey and Arrow. Prior to signing the Agreement, no material relationship existed between Richey, any affiliates of Richey, any director or officer of Richey, or any associate of any director or officer of Richey, on the one hand, and Arrow, Acquisition Corp. or the Arrow shareholders, on the other hand.

          Richey is a leading specialty distributor of interconnect, electromechanical and passive electronic components and a provider of related value-added services to customers throughout North America. Arrow Electronics is the world's largest distributor of electronic components and computer products, with 1997 sales of $7.8 billion.

          In addition, on October 1, 1998, Richey issued a press release announcing the execution of the Agreement, which press release is filed as
Exhibit 99.1 hereto.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          Not applicable.

(b)       PRO FORMA FINANCIAL INFORMATION

          Not applicable.

(c)       EXHIBITS

          2.1 Agreement and Plan of Merger, dated as of September 30, 1998, by and among Arrow Electronics, Inc., Lear Acquisition Corp. and Richey Electronics, Inc.

          99.1  Press release, dated October 1, 1998, of Richey Electronics,
                Inc.

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                                     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Richey Electronics, Inc.
                                   (Registrant)


Date: October 14, 1998             /s/ RICHARD N. BERGER
                                   -------------------------------------------
                                   Richard N. Berger
                                   Vice President, Chief Financial Officer and
                                   Secretary

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                                   EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
----------      -----------
2.1             Agreement and Plan of Merger, dated as of September
                30, 1998, by and among Arrow Electronics, Inc., Lear
                Acquisition Corp. and Richey Electronics, Inc.

99.1            Press release, dated October 1, 1998, of Richey
                Electronics, Inc.

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